SPECIMEN STOCK CERTIFICATION

                            ALPHA MOTORSPORT, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                 COMMON STOCK
                          Par Value $.001 per Share
                                                               CUSIP

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                                   SHARES
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This
certifies
that





is the owner(s) of
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FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

                             ALPHA MOTORSPORT, INC.

(hereinafter called the "Corporation"), transferrable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of the Certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation, as amended, and the Bylaws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATE:                ALPHA MOTORSPORT, INC.
                         CORPORATE
                            SEAL         Countersigned:
/s/ Signature                            Holladay Stock Transfer
                                         2939 N. 67th Place
-------------------                      Scottsdale, Arizona 85251
PRESIDENT                                By:

/s/ Signature                            /s/ Signature
-------------------                      -----------------------------------
SECRETARY                                TRANSFER AGENT-AUTHORIZED SIGNATURE

                     (Reverse Side of Certificate)

                            ALPHA MOTORSPORT, INC.

                TRANSFER FEE $15.00 PER NEW CERTIFICATE ISSUED

      A FULL STATEMENT OF THE RELATIVE RIGHTS, INTERESTS, PREFERENCES AND
         RESTRICTIONS OF EACH CLASS OF STOCK WILL BE FURNISHED BY THE CORPORATION TO ANY SHAREHOLDER UPON WRITTEN REQUEST, WITHOUT CHARGE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - ______Custodian____
TEN ENT - as tenants by the entireties  (Cust)                           (Minor)
JT TEN  - as joint tenants with right   under Uniform Gifts to Minors
          of survivorship and net as    Act __________________________________
          tenants in common                              (State)

   Additional abbreviations may also be used though not in the above list.

   For value received, ________________________ hereby sell, assign and transfer unto
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Please insert Social Security or other
Identifying number of assignee [                              ]
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                  Please print or typewrite name and address
                    including postal zip code of assignee

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---------------------------------------------------------------------- Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
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Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated _______________

                                        Signature:

                                        X___________________________________

                                        X___________________________________

Signature Guarantee:

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THE SIGNATURE(S) SHOULD BE MEDALLION STAMP GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION PURSUANT TO SEC RULE 17AD-15.
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Signature(s) guaranteed by:





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X NOTICE: The signature to this assignment must correspond
with the name as wirtten upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.